SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): May 31, 2001
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                              TOWNE SERVICES, INC.
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             (Exact Name of Registrant as Specified in its Charter)




 Georgia                       000-24695                          62-1618121
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(State or Other               (Commission                  (I.R.S. Employer
Jurisdiction of               File Number)               Identification No.)
Incorporation)




3950 Johns Creek Court, Suite 100, Suwanee, Georgia                   30024
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       (Address of Principal Executive Offices)                   (Zip Code)



       Registrant's telephone number, including area code: (678) 475-5200
                                 --------------




                                       N/A
                               -------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         On May 31, 2001, Towne Services, Inc. issued a joint press release with Private Business, Inc. announcing that they have rescheduled the date for their respective shareholder meetings to July 27, 2001. Both companies reset the shareholder record date for the meetings to June 27, 2001. A copy of this press release is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

99.1.    Press release dated May 31, 2001.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TOWNE SERVICES, INC.

                                        By:      /s/ G. Lynn Boggs
                                                 -------------------------------
                                                 G. Lynn Boggs
                                                 Chief Executive Officer

Dated:  May 31, 2001

                                  EXHIBIT INDEX

Exhibit

99.1     Press Release dated May 31, 2001.